                                                                    EXHIBIT 10.5
                                 LOAN AGREEMENT
                                 --------------

This LOAN AGREEMENT (the "Agreement") is made as of the 12th day of July 2002 by and among Hosting Site Network Inc., a Delaware corporation, with offices at 32 Poplar Place, Fanwood, New Jersey 07023 (the "Lender"), 2 Chansis, Inc., a California corporation with offices at 5600 Avenida Encinas, Suite 130, Carlsbad, CA 92008 (the "Borrower"), and Ray Grimm and Alfred Hanser, officers of the Borrower (the "Guarantors") with offices at 5600 Avenida Encinas, Suite 130, Carlsbad, CA 92008.

     The  parties  hereby  agree  as  follows:

SECTION  1.  AMOUNT  AND  TERMS  OF  THE  LOAN

     1.1 THE LOAN. Subject to the terms of this Agreement, the Borrower shall borrow from the Lender and the Lender shall lend to the Borrower Two Hundred Thousand Dollars ($200,000) (the "Loan") pursuant to a promissory note in the form attached hereto as Exhibit A (the "Note").
                                     ----------

     1.2 INTEREST. Subject to Section 1.4 hereof, the Loan shall bear interest on the unpaid principal balance thereof from the date of disbursement until the Loan is repaid in full at a per annum rate equal to eight percent (8%). Interest shall be payable at such time as the principal is due hereunder.

     1.3 METHOD OF PAYMENT TO LENDER. Subject to Section 1.4 hereof, all payments of principal and interest on the Note shall be paid directly to the Lender at its office as provided above, Attn: Scott Vicari or to such other place as the Lender shall designate.

     1.4 WAIVER OF OBLIGATION IN THE EVENT OF ACQUISITION OF BORROWER BY LENDER. Borrower and Lender are parties to a Letter of Intent dated July 11, 2002 pursuant to which Lender expects to enter into an acquisition agreement (the "Acquisition Agreement") involving Lender's purchase of Borrower. In the event the Acquisition Agreement is executed and a closing with respect thereto occurs, Lender will waive all of its rights under the Note and this Agreement, the note will be cancelled and the Loan will be treated as a contribution to capital.

SECTION  2.  THE  CLOSING.

     2.1 CLOSING DATE. The closing of the purchase and sale of the Note (the "Closing") shall be held as soon as practicable following Lender's receipt of $200,000 in proceeds from the sale of Lender's units in a private offering consisting of an aggregate of 1,250,000 units at a price of $.40 per unit or an aggregate of $500,000. Each unit consists of one share of Lender's common stock and one common stock purchase warrant exercisable for the purchase of one additional share of Lender's common stock at a purchase price of $1.20 per share. The Loan is conditional upon and subject to Lender's sale of $200,000 of units.

                                       43
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     2.2  DELIVERY.  At  the  Closing  (i) the Lender will deliver to Borrower a check or wire transfer funds in the amount of $200,000, and (ii) the Borrower shall deliver to the Lender, the Note representing the Loan.

SECTION  3.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  BORROWER

     The  Borrower  hereby  represents  and  warrants  to the Lender as follows:

     3.1 CORPORATE POWER. The Borrower will have at the Closing, all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

     3.2 AUTHORIZATION. All corporate action on the part of the Borrower necessary for the authorization, execution, delivery and performance of this Agreement by the Borrower and the performance of the Borrower's obligations hereunder, including the issuance and delivery of the Note, has been taken or will be taken prior to the Closing. This Agreement and the Note, when executed and delivered by the Borrower, shall constitute valid and binding obligations of the Borrower enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy.

     3.3 SOLVENCY. Presently and as at the date of Closing, Borrower is not and will not be insolvent within the meaning of applicable state and federal law.

     3.4 GOVERNMENTAL CONSENTS. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority, required on the part of the Borrower in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Note or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing.

SECTION  4.  REPRESENTATION  AND  WARRANTIES  OF  THE  LENDER

     4.1 PURCHASE FOR OWN ACCOUNT. The Lender represents that it is acquiring the Note solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Note or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

     4.2 NO COMMISSIONS. The Lender represents that it has no knowledge that any commission or other remuneration is due or payable, directly or indirectly, to any arising from the transaction contemplated hereby.

                                       44
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SECTION  5.  MISCELLANEOUS

     5.1 GUARANTY. The performance of all obligations of the Borrower hereunder and the payment of all amounts payable by the Borrower hereunder shall be jointly and severally guaranteed by the Guarantors, in the form of guaranty attached hereto as Exhibit B.

     5.2 PROHIBITION ON TRANSFER OR ASSIGNMENT. The Lender agrees that it shall not sell, transfer, assign, or otherwise convey the Note.

     5.3 BINDING AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     5.4 GOVERNING LAW. This Agreement and the Note shall be governed by and construed under the laws of the State of New.

     5.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute this Agreement.

     5.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in constructing or interpreting this Agreement.

     5.7 NOTICES. Any notice required or permitted under this Agreement shall be in writing given to the parties at their addresses indicated above, or at such other address as such party may designate by ten (10) days advance written notice to the other party. Copies of all notices shall be sent to Adam S. Gottbetter, Esq., Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, New York, NY 10017, Facsimile Number (212) 983-9210. Any notice so given shall be deemed given on the day transmitted; provided however that if said transmission is made after 4:00 p.m. EST, the notice shall be deemed given the following business day.

     5.8 MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent or departure therefrom shall be effective unless in writing and approved by the Borrower and the Lender.

                            [SIGNATURE PAGE FOLLOWS]

                                       45
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first  written  above.

BORROWER:                            LENDER:
2  CHANSIS,  INC.                    HOSTING  SITE  NETWORK  INC.


By:  /s/  Alfred  Hanser                    By:  /s/  Scott  Vicari
     ----------------------------                ---------------------------
     Name:  Alfred  Hanser                       Name:  Scott  Vicari
     Title:    President                         Title:    President


GUARANTORS:


  /s/  Alfred  Hanser                      /s/  Ray  Grimm
------------------------------             ---------------------------------
Alfred  Hanser                             Ray  Grimm

                                       46
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                                                                       EXHIBIT A
                                                                       ---------
                                 2 CHANSIS, INC.

                                 PROMISSORY NOTE
                                 ---------------
US$200,000                                                       July  17,  2002

FOR VALUE RECEIVED, 2 Chansis, Inc., a California corporation with an address at 5600 Avenida Encinas, Suite 130, Carlsbad, CA 92008 (the "Borrower"), hereby promises to pay to the order of Hosting Site Network Inc., a Delaware corporation (the "Lender"), the sum of Two Hundred Thousand Dollars ($200,000) together with interest at the rate of 8% per annum within 15 business days of the termination of the July 11, 2002 Letter of Intent among Lender, Borrower and the shareholders of Borrower. In accordance with Section 1.4 of the related Loan Agreement among Lender, Borrower and the shareholders of Borrower, however, in the event an acquisition agreement is executed among the parties and a closing with respect thereto occurs, Lender waives all rights under this Note, which shall thereafter be cancelled. Payment on this Note shall be made in lawful money of the United States of America at such place as the Lender or any subsequent holder hereof shall have designated to the Borrower in writing.

The Borrower hereby agrees to indemnify the holder of this Note against and hold it harmless from any costs and expenses, including, without limitation, reasonable attorneys' fees, disbursements and court costs, incurred by the holder of this Note in connection with the enforcement of the terms hereof. If this Note becomes due or payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date thereof shall be extended to the next succeeding business day.

Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

This Note may not be modified orally, and shall be governed, construed and interpreted under the internal laws of the State of New York without reference to principles of conflicts or choice of law. Borrower agrees that any legal suit, action or proceeding arising out of or relating to this Note shall be instituted exclusively in the courts of the State of New York and waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding.

No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Borrower shall be deemed duly given or made when sent, if given by telecopier, when delivered, if given by personal delivery or overnight commercial carrier, or the third day after deposit in the United States mail, certified mail, return receipt requested, addressed to the Borrower at its address (or telecopier number) set forth above or such other address or telecopier number as may be hereafter designated in writing by the Borrower to the Lender.

Witness                                     2 CHANSIS, INC.

  /s/ Ray Grimm                             By:       /s/ Alfred Hanser
---------------                                 --------------------------------
                                            Name:     Alfred  Hanser
                                            Title:     President

                                       47
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                                                                       EXHIBIT B
                                                                       ---------
                                PERSONAL GUARANTY
                                -----------------

     For value received, the undersigned, Ray Grimm and Alfred Hanser, (the "Guarantors"), officers of 2 Chansis, Inc., a California corporation with offices at 5600 Avenida Encinas, Suite 130, Carlsbad, CA 92008 (the "Borrower"), do hereby unconditionally and irrevocably, jointly and severally, personally guarantee unto Hosting Site Network Inc. a Delaware corporation with offices at 32 Poplar Place, Fanwood, NJ 07023 (the "Lender") prompt payment if an when due, of Borrower's Promissory Note issued in favor of Lender, dated July 17, 2002, in the principal amount of $200,000 together with all accrued interest due thereon through the date of payment. This Guaranty shall also include all attorneys fees which Lender may incur in enforcing the terms of this Guaranty should Guarantors default in its terms.

     All notices or other communications provided for herein shall be deemed validly and properly given if made in writing and delivered by hand or certified mail, return receipt requested, postage prepaid.

     IN WITNESS WHEREOF, the Guarantors have executed and sealed this instrument, this 17th day of July, 2002.

                                                  /s/  Ray  Grimm
                                              -----------------------
                                                       Ray  Grimm

                                                 /s/  Alfred  Hanser
                                              -----------------------
                                                      Alfred  Hanser

                                       48
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